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                                                                    EXHIBIT 10.1

                              EMPLOYMENT AGREEMENT
                              --------------------


     This EMPLOYMENT AGREEMENT ("Agreement") is made as of the 1st day of October, 1998, by and between CMI CORPORATION, an Oklahoma corporation (the "Corporation"), and TOM ENGELSMAN (the "Employee").

                                  WITNESSETH:

     WHEREAS, the Corporation desires to employ the Employee upon the terms and conditions herein set forth; and

     WHEREAS, the Employee desires to be so employed upon such terms and conditions;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:


     1.   Employment.  Subject to the terms and conditions of this Agreement,
          ----------
the Corporation hereby employs the Employee as the Chief Executive Officer of the Corporation, and the Employee hereby accepts and agrees to such employment.


     2.   Term of Employment.  The term of this Agreement shall commence on
          ------------------
October 1, 1998 (the "Commencement Date") and shall continue until April 1, 2004, unless terminated as provided in Section 9. The expiration date of the term of this Agreement shall be automatically extended until September 30, 2008 unless, on or before January 1, 2004, either party gives notice to the other that it elects not to extend the term of this Agreement beyond April 1, 2004. Notice given by the Corporation to the Employee of its election not to extend the term of this Agreement beyond April 1, 2004 shall not constitute or be deemed to constitute a termination of this Agreement by the Corporation.


     3.   Duties and Responsibilities.
          ---------------------------

          3.1  As Chief Executive Officer.  Subject to the authority of the
               --------------------------
Board of Directors of the Corporation, as Chief Executive Officer, the Employee shall have executive and active overall responsibility, control and supervision of all of the business and operations of the Corporation. The Employee shall directly report to the Board of Directors of the Corporation and shall perform such duties as are commensurate with his position as Chief Executive Officer. The Employee's place of employment shall be in the Oklahoma City, Oklahoma metropolitan area, subject to travel necessary for the performance of his duties hereunder. The Corporation shall provide to the Employee adequate office
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facilities, staff and reporting relationships commensurate with his position to enable him to perform his duties hereunder.

          3.2  Extent of Services.  The Employee shall devote his full
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professional time, attention, knowledge and skill to the interests of the
Corporation. Notwithstanding the preceding sentence, the Employee shall not be prohibited from engaging in other activities, whether for family, recreation, investment, civic, charity, or other purposes, so long as those activities do not unduly interfere with the ability of the Employee to carry out his duties and responsibilities hereunder and so long as they are not inconsistent or competitive with the interests of the Corporation.

          3.3  Duty of Loyalty.  The Employee recognizes that he owes a duty of
               ---------------
loyalty and good faith to the Corporation (including each subsidiary thereof) and agrees that during the term of this Agreement he will not take advantage of any corporate opportunity of the Corporation, engage in self-dealing with the Corporation, sell or disclose any confidential or proprietary information of the Corporation, have or obtain any material economic interest in any entity or arrangement which is competitive with the business of the Corporation or engage in any activities which are competitive with the business of the Corporation, without first disclosing all facts and details relating thereto to the Board of Directors and obtaining the approval of the Board of Directors.


     4.   Compensation.
          ------------

          4.1  Base Salary.  The Corporation shall pay to the Employee for the
               -----------
services to be rendered by the Employee hereunder a base salary of $300,000 per year (the "Base Salary"). The Base Salary shall be payable in equal installments (subject to withholding tax) in accordance with the Corporation's regular payroll schedule.

          4.2  Incentive Compensation.  Within ninety (90) days after the end of
               ----------------------
each fiscal year or partial fiscal year (other than 1998 and 2004) during which the Employee is employed hereunder, the Employee shall be entitled to receive an annual bonus equal to seventy-five percent (75%) of his Base Salary in the event that the Corporation's basic earnings per share ("EPS"), as determined in accordance with generally accepted accounting principles, for the applicable fiscal year equal or exceed the target level (the "Targeted EPS Level") set forth in Exhibit "A" attached hereto. The Employee shall be entitled to receive a prorated bonus for each partial fiscal year (other than 1998 and 2004) that the Employee is employed hereunder; provided, however, that if this Agreement is terminated pursuant to either Section 9.2 or Section 9.3 hereof, the Employee shall not be entitled to receive a prorated bonus for the fiscal year in which such

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termination occurs.  In the event that the expiration date of this
Agreement is extended until September 30, 2008 in accordance with the terms of
Section 2 hereof, the Board of Directors of the Corporation and the Employee shall negotiate in good faith Targeted EPS Levels or other performance criteria for fiscal years 2004, 2005, 2006, 2007 and 2008.

     5.   Benefits.
          --------

          5.1  Executive Benefits Generally.  The Employee shall be entitled to
               ----------------------------
participate in and receive benefits from any insurance, medical, dental, health and accident, hospitalization, disability, defined benefit, defined contribution, or other employee benefit plan of the Corporation which may be in effect at any time during the term of this Agreement and which is generally available to executives of the Corporation; provided, however, that, except as set forth in Section 4.2 hereof or unless otherwise agreed to by the Board of Directors of the Corporation, the Employee shall not be entitled to participate in any stock purchase programs or programs for incentive and/or bonus compensation established from time to time for executives of the Corporation. During the term of this Agreement, the Corporation shall maintain term life insurance on the life of the Employee in an amount not less than the greater of
(i) three (3) times the Employee's then current Base Salary, or (ii) $1,000,000. The Employee shall be entitled to designate the beneficiary or beneficiaries of such insurance coverage.

          5.2  Reimbursement of Expenses.  The Corporation shall reimburse the
               -------------------------
Employee for all reasonable and ordinary expenses incurred by him on behalf of the Corporation in the course of his duties hereunder upon the presentation by the Employee of appropriate documentation substantiating the amount of and purpose for which such expenses were incurred.

          5.3  Vacations.  The Employee shall be entitled to four (4) weeks of
               ---------
paid vacation in each calendar year (to be prorated for any calendar year during which the Employee is employed by the Corporation for less than the full calendar year), which vacation shall be taken at times consistent with the performance by the Employee of his obligations hereunder.

     6.   Stock Option.
          ------------

          6.1  General.  As of the Commencement Date, the Corporation shall
               -------
grant to the Employee options (the "Options") to purchase a total of 500,000 shares of the Corporation's Voting Class A Common Stock, par value $.10, at a price of $6.25 per share. Provided that the stockholders of the Corporation approve all amendments to the Corporation's 1992 Incentive Stock Option Plan (the "Plan") necessary to grant the Options under the Plan, the Options will be granted under the Plan. The Options will be evidenced by Grants of Option in substantially the forms attached

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hereto as Exhibits "B", "C" and "D". In the event of any inconsistency between this Agreement and any such Grant of Option executed by the Corporation in favor of the Employee, the Grant of Option shall control.

          6.2  Amendment of Form S-8.  On or before March 31, 2000, the
               ---------------------
Corporation will file with the Securities and Exchange Commission a post-effective amendment to its Registration Statement on Form S-8 (Registration No. 33-66274) permitting reoffers and resales of control securities (as defined in Instruction C to Form S-8) acquired by the Employee under the Plan to be made by the Employee. The Corporation will use its commercially reasonable efforts to keep the Registration Statement, as so amended, effective until the earlier of
(i) the Employee's disposition of all such control securities, and (ii) December 31, 2008. The Employee agrees that he will offer and sell such control securities in compliance with all applicable state and federal securities laws and such procedures as may reasonably be established from time to time by the Corporation. The Employee shall indemnify and hold the Corporation harmless against any and all losses, claims, damages or liabilities to which the Corporation may become subject under the Securities Act of 1933 or otherwise as a result of the Employee's breach of the agreement set forth in the preceding sentence.

     7.   Negative Covenants.
          ------------------

          7.1  Covenant Not to Compete.  The Employee hereby agrees that, during
               -----------------------
his employment by the Corporation and for a period of two (2) years after the date of termination of such employment, the Employee shall not, directly or indirectly, as an employee, principal, owner, consultant, officer, director, agent or otherwise, compete anywhere in the world with the Business of the Corporation. As used in this Agreement, the term "Business" means (i) the manufacture of asphalt plants; asphalt pavement recycling systems; concrete pavers; machines for concrete placing and spreading, finishing, texturing and curing; pavement profiling machines; pavement reclaimers; automated fine grading, materials spreading and placing equipment; soil stabilizers; concrete plants; landfill compactors; soil compactors; materials grinders; soil remediation equipment; electronic scales for construction, material processing, mining, agricultural and industrial applications; and heavy-duty trailers for equipment and material hauling, (ii) any other business engaged in by the Corporation on the date of termination of the Employee's employment and (iii) any business that, as of the date of such termination, the Employee was aware that the Corporation was planning to engage. As used in this Agreement, the term "compete" means to (x) attempt in any fashion to solicit business similar in nature to the Business from any of the customers of the Corporation existing as of the date of termination of the Employee's employment, or (y) invest in, own, be employed by, manage, operate, control or render services or advice relating to the Business to any individual, firm, company or

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organization which engages in the Business (hereinafter collectively referred to as "Competitor"), in whole or in part. This covenant not to compete shall apply and be binding upon the Employee regardless of the reason for the termination of the employment of the Employee, whether by discharge, with or without cause, by voluntary resignation, or by expiration of this Agreement, or by any other manner whatsoever; provided, however, that if the employment of the Employee is terminated by the Corporation without cause, then this covenant not to compete shall only apply for that period of time during which the Corporation is obligated to pay the Employee's Base Salary in accordance with the provisions of
Section 9.1(a) hereof.

          7.2  Nonsolicitation of Other Employees.  The Employee hereby agrees
               ----------------------------------
that, for two (2) years after the termination of his employment by the Corporation, he will in no way attempt to attract, induce or solicit any employee of the Corporation to leave his or her employment or to accept employment with or provide services or advice to any Competitor.

          7.3  Acknowledgment of Irreparable Harm.  The Employee understands and
               ----------------------------------
acknowledges that his violation of any of the covenants contained in this
Section 7 would cause irreparable harm to the Corporation and, thus, the Corporation shall be entitled to an injunction by any court of competent jurisdiction enjoining and restraining the Employee from any employment, service or other act prohibited by this Section 7. The Employee and the Corporation recognize and acknowledge that the scope, area and time limitations contained in this Agreement are reasonable. In addition, the Employee and the Corporation recognize and acknowledge that the scope, area and time limitations are properly required for the protection of the business interests of the Corporation due to the Employee's status and reputation in the industry and the knowledge to be acquired by the Employee through his association with the Corporation. The parties agree that nothing in this Agreement shall be construed as prohibiting the Corporation from pursuing any other remedies available to it for any breach or threatened breach of this Section 7 including, without limitation, the recovery of damages from the Employee or any other person or entity acting in concert with the Employee. The Employee further agrees that, in the event he breaches any of the covenants contained in this Section 7, the period of time during which the Employee shall be restricted from the activities described herein shall be extended for a period of time equal to any period(s) of time during which the Employee engages in any conduct that violates this Section 7, the purpose of this provision being to secure for the benefit of the Corporation the entire period of time being bargained for by the Corporation for the restrictions upon the Employee's activities. In the event that any part of this
Section 7 should for any reason be determined by a court of competent jurisdiction to be unenforceable, but would be valid and enforceable if any part hereof were deleted or otherwise modified, then the covenants and

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obligations of the Employee as set forth herein shall apply with such modification as shall be absolutely necessary to make it enforceable.

          7.4  Subsidiaries.  For purposes of this Section 7, references to "the
               ------------
Corporation" shall include any and all subsidiaries of the Corporation.

     8.   Confidential Information.  The Employee shall not at any time during
          ------------------------
the term of this Agreement or after the termination hereof directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Confidential Information (as hereinafter defined). All records of Confidential Information prepared by the Employee or which come into the Employee's possession during the term of this Agreement are and shall remain the property of the Corporation, and upon termination of the Employee's employment by the Corporation all such records and copies thereof shall be either left with or returned to the Corporation. The term "Confidential Information" shall mean information disclosed to the Employee or known, learned, created or observed by him as a consequence of or through his employment by the Corporation, not generally known in the relevant trade or industry, about the Corporation's business activities, products, customers, suppliers, services, manufacturing processes and procedures including, but not limited to, information concerning costs, product performance, customer requirements, advertising, sales promotion, publicity, sales data, research, finances, accounting, manufacturing methods and procedures, trade secrets, business plans, client or supplier lists and records, potential client or supplier lists, and client or supplier billing. Notwithstanding the foregoing, "Confidential Information" shall not include information publicly disclosed by the Corporation or known by the Employee other than because of his employment with the Corporation.

     9.   Termination of Employment.
          -------------------------

          9.1  Termination By the Corporation Without Cause.
               --------------------------------------------

          (a) The Corporation may terminate this Agreement at any time, without cause and for any reason, upon not less than sixty (60) days notice to the Employee setting forth the date of termination. In this event, the Employee shall be entitled to continue to receive his Base Salary (in the manner and as described in Section 4.1) for a period of eighteen (18) months following the early termination date. Additionally, if the Corporation terminates this Agreement without cause within two (2) years after the Commencement Date, the Corporation shall reimburse the Employee for all reasonable relocation and moving expenses to return to the Chicago area.

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          (b) This Agreement shall terminate immediately upon the Employee's death. In this event, the Employee shall not be entitled to earn any further compensation or benefits under this Agreement. This provision is not intended to and shall not interfere with any pension or deferred compensation to which the Employee or his heirs or beneficiaries is entitled under the Corporation's employee benefit plans.

          9.2  By the Corporation with Cause.  The Corporation may terminate
               -----------------------------
this Agreement at any time for cause, upon notice to the Employee setting forth the early termination date. For purposes of this Section 9.2, the term "cause" shall mean (a) willful failure by the Employee to perform any duty reasonably requested to be performed by the Corporation's Board of Directors for any reason other than illness or other emergency, (b) the breach by Employee of any term or provision of this Agreement, which breach is not cured within thirty (30) days after notice of such breach to the Employee by the Corporation setting forth the facts upon which the breach is based, (c) conviction of a felony, (d) fraud by the Employee with respect to the business or affairs of the Corporation, or (e)
alcohol or drug abuse by the Employee.   In such event, the Employee shall not
be entitled to earn any further compensation or benefits under this Agreement.

          9.3  By Employee Without Cause.  The Employee may terminate this
               -------------------------
Agreement at any time, without cause and for any reason, upon not less than sixty (60) days notice to the Corporation setting forth the early termination date. In such event, the Employee shall not be entitled to earn any further compensation or benefits under this Agreement.

          9.4  By Employee With Cause.  The Employee may terminate this
               ----------------------
Agreement at any time for cause, upon notice to the Corporation setting forth the early termination date. For purposes of this Section 9.4, the term "cause" shall mean a material breach by the Corporation of any material term or provision of this Agreement, which breach is not cured within thirty (30) days after notice of such breach to the Corporation by the Employee setting forth the facts upon which the breach is based. In such event, the Employee shall be entitled to receive his Base Salary (in the manner and as described in Section 4.1) for a period of eighteen (18) months following the early termination date.

          9.5  Compensation and Benefits Payable or Accrued as of Termination
               --------------------------------------------------------------
Date.  In the event this Agreement is terminated, regardless of the reason for
----
termination, the Employee shall be entitled to receive all compensation, reimbursements and benefits hereunder which were either payable to the Employee, or which had accrued to the benefit of the Employee, as of the date of termination. Any such compensation, reimbursements or benefits shall be paid or provided to the Employee no less quickly than they

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would have been paid or provided to the Employee had the termination date not occurred.

     10.  General.
          -------

          10.1 Assignment.  This Agreement shall not be assignable.
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          10.2 Notices.  All notices under this Agreement shall be in writing
               -------
and shall be deemed to have been given on the second business day after mailed by registered or certified mail, addressed to the address below of the party to which notice is given, or to such changed address as such party may have fixed by notice:

     To the Corporation:      CMI Corporation
     ------------------
                              P. O. Box 1985
                              Oklahoma City, Oklahoma 73101

                              ATTN:  Chairman of the Board of Directors

     With a copy to:          Hartzog Conger & Cason
     --------------
                              201 Robert S. Kerr Ave.
                              1600 Bank of Oklahoma Plaza
                              Oklahoma City, Oklahoma 73102
                              Attn: John D. Robertson

     To the Employee:         Tom Engelsman
     ---------------
                              c/o Vicki Lafer Abrahamson
                              Abrahamson Vorachek & Mikva
                              120 N. LaSalle St.
                              Chicago, IL 60602


          10.3 Entire Agreement.  This instrument and its attachments contain
               ----------------
and constitute the entire agreement between and among the parties herein and supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

          10.4 Applicable Law.  This Agreement shall be construed, enforced and
               --------------
governed in accordance with the laws of the State of Oklahoma.

          10.5 Invalidity.  If any provision contained in this Agreement shall
               ----------
for any reason be held to be invalid, illegal, void or unenforceable in any respect, such provision shall be deemed modified so as to constitute a provision conforming as nearly as possible to such invalid, illegal, void or unenforceable provision while still remaining valid and enforceable, and the remaining terms or provisions contained herein shall not be affected thereby.

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          10.6 Dispute Resolution.  Any dispute arising in any way out of this
               ------------------
Agreement and which cannot be resolved by good faith negotiations between the parties within sixty (60) days after either party shall have notified the other party in writing of its desire to arbitrate the dispute shall be submitted to and settled through binding arbitration in accordance with the rules of the American Arbitration Association as from time to time in effect. The arbitration proceedings shall be conducted by a sole arbitrator mutually agreed upon by the parties, who shall be an attorney with not less than ten (10) years experience in commercial law. In the event the parties are unable to mutually agree upon an arbitrator, the American Arbitration Association shall appoint a sole arbitrator who shall be an attorney with not less than ten (10) years experience in commercial law. All disputes or claims of the parties subject to arbitration shall be consolidated into a single arbitration proceeding. The arbitration proceedings shall be conducted in Oklahoma City, Oklahoma. The award or determination of the arbitrator shall be final and binding upon all parties and shall be subject to enforcement in any court of competent jurisdiction. The arbitrator shall have the authority to award costs and expenses of arbitration to either party as the arbitrator sees fit. The parties acknowledge and agree that nothing in this Section 10.6 shall be construed as prohibiting the Corporation from pursuing in any court of competent jurisdiction any remedies available to it for any breach or threatened breach of any of the covenants of the Employee contained in Section 7 hereof.

          10.7 Binding Effect.  This Agreement shall be binding upon, inure to
               --------------
the benefit of and be enforceable by the parties hereto and their respective heirs, executors, personal representatives and successors.

          10.8 Construction.  The parties have participated jointly in the
               ------------
negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          10.9 Relocation Expenses.  The Corporation will reimburse the Employee
               -------------------
for all expenses reasonably incurred by the Employee in connection with his relocation to Oklahoma City, Oklahoma. The Company will also pay the legal fees and expenses (up to $11,000) incurred by the Employee in connection with the negotiation and execution of this Agreement.

          10.10  Survival.  The provisions of Sections 7, 8 and 9 shall survive
                 --------
the termination of this Agreement.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CORPORATION:                        CMI CORPORATION


                                    By:  /s/ Jim D. Holland
                                        ___________________________
                                         Jim D. Holland, Senior Vice
                                        President and Chief
                                        Financial Officer



EMPLOYEE:                                /s/ Tom Engelsman
                                    ______________________________
                                    Tom Engelsman

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